UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2019

Assurant, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 Liberty Street, 41st Floor
New York, New York 10005
(212) 859-7000
(Address, including zip code, and telephone number, including area code, of Registrant's Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
6.50% Series D Mandatory Convertible Preferred Stock, $1.00 Par Value	AIZP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 27, 2019, Charles J. Koch notified the Board of Directors (the “Board”) of Assurant, Inc. (the “Company”) of his decision to retire as a director of the Company and not stand for re-election at the Company’s 2020 annual meeting of stockholders (the “2020 Annual Meeting”). Mr. Koch will serve for the remainder of his term as a director, which expires immediately prior to the 2020 Annual Meeting. Mr. Koch indicated that his decision is not related to any disagreement with the Company on any matter relating to its operations, policies or practices.

Item 8.01    Other Events.

On March 25, 2019, the Company filed its Definitive Proxy Statement (the “Proxy Statement”) related to its 2019 annual meeting of stockholders that was held on May 7, 2019. The Company is filing a report under this Item 8.01 to clarify the deadline pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the section of the Proxy Statement entitled “Stockholder Proposals”. To be considered for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act for the 2020 Annual Meeting, proposals of stockholders must be received by the Corporate Secretary of the Company at 28 Liberty Street, 41st Floor, New York, New York 10005, no later than December 31, 2019. This filing does not amend any other information in the Proxy Statement as originally filed.

Item 9.01    Financial Statements and Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: December 3, 2019	By:	/s/ Carey S. Roberts
Carey S. Roberts
Executive Vice President, Chief Legal Officer and Secretary